UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2015

Bespoke Tricycles, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4045 Sheridan Avenue, Suite 239 Miami, Florida	33140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-370-0482

 ___________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Section 5.  Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On June 24, 2015, Albert Mitrani consummated the purchase of 7,500,000 shares of common stock of Bespoke Tricycles, Inc. (the "Company") from John Goodhew. The shares represent 87.8% of the issued and outstanding shares of the Company on a fully diluted basis. The transaction was in accordance with the terms and provisions of the stock purchase agreement entered into on May 29, 2015, and was previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2015. The purchase price for the shares of $40,000 is payable by Mr. Mitrani to Mr. Goodhew on June 24, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bespoke Tricycles, Inc.

Date: June 25, 2015	By	/s/ Al Mitrani
Name: Al Mitrani
Title: Chief Executive Officer